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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934


                         December 1, 1998
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        Date of Report (Date of earliest event reported)


            STARTEC GLOBAL COMMUNICATIONS CORPORATION
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     (Exact name of registrant as specified in its charter)


  Maryland                   000-23087             52-1660985
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(State or other            (Commission           (IRS Employer
jurisdiction of             File No.)            Identification
Incorporation                                          No.)


10411 Motor City Drive Bethesda, Maryland              20817
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 (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:
                           301-365-8959
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                          Not applicable
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   Former name or former address, if changed since last report)

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Item 2.  Acquisition of Assets.
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         On December 1, 1998, pursuant to a Stock Purchase
Agreement dated November 30, 1998 (the "Purchase Agreement"), by and among the Registrant, Pacific Systems Corporation ("PSC"), a Commonwealth of the Northern Mariana Islands corporation, PCI Communications, Inc., a Guam corporation ("PCI"), and certain individual minority stockholders of PCI, the Registrant closed its acquisition of PCI by acquiring all of the issued and outstanding shares of PCI for an aggregate purchase price of $2,650,000 USD, subject to certain post-closing adjustments related to the closing audits of PCI's financial statements and the settlement of pending litigation matters. The acquisition was accounted for using the purchase method of accounting and the Registrant used its working capital to effect the purchase.

     The Registrant issued the press release attached as Exhibit
99.1 announcing the acquisition.

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Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
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     In accordance with Rule 3-05(b)(i) and Article 11 under
Regulation S-X, as referenced by Items 7(a) and 7(b) of Form 8-K, the Registrant is required to furnish (i) the below-listed financial statements of PCI and (ii) certain pro forma information with regard to the Registrant in filing this Current Report on Form 8-K. Such financial statements and pro forma information will be filed as part of an amendment to this Form 8-K as soon as practicable following the date of filing hereof, but, in accordance with Item 7(a)(4) of Form 8-K, not later than 60 days after the date that the initial report on Form 8-K must be filed.

         (i)    Financial Statements of PCI

               -    Balance sheets of PCI as of September
                    30, 1998 and 1997(audited)

               -    Statements of Operations, Stockholders'
                    Equity and Cash Flows of PCI for the years ended September 30, 1998, 1997 and 1996
                    (audited).

          (ii)  Pro Forma Information

               - Unaudited Pro Forma Balance Sheet of the Registrant as of September 30, 1998; Unaudited Pro Forma Statement of Operations of the Registrant for the nine months ended September 30, 1998, and for the year ended December 31, 1997.

     The Registrant has furnished the exhibit described on
the included Exhibit Index. In accordance with Item 601(b)(2) of Regulation S-K, the schedules to the document filed herewith as an exhibit are not filed. Attached to such agreement is a list of such schedules, a copy of any of which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.
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                           Signatures
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     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              STARTEC GLOBAL COMMUNICATIONS
                              CORPORATION

Dated: December 15, 1998          By: /s/ Prabhav V. Maniyar
                                  ---------------------------
                                  Prabhav V. Maniyar
                                   Senior Vice President and
                                   Chief Financial Officer
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                          Exhibit Index
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The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.            Item
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2              Stock Purchase Agreement dated as of
               November 30, 1998.
99.1           Press Release dated December 15, 1998